UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 1, 2009

                              AMISH NATURALS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                    000-50662                  98-0377768
           ------                    ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                   6399 State Road 83, Holmesville, Ohio 44633
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 674-0998

                  8224 County Road 245, Holmesville, Ohio 44633
                  ---------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

In September 2007, we commenced an economic relationship with Castlerigg Master Investment Ltd., an entity organized under the laws of the British Virgin Islands. In connection with that relationship, we have sold debt and equity securities to Castlerigg and secured our obligations to it with our assets. On November 9, 2009, we received a letter from Castlerigg that provided us with notice of Castlerigg's belief that we were in default in our debt obligations to it by virtue of our failure to make certain interest payments when due during the 2009 calendar year. We have not disputed that we are in default, that Castlerigg holds a properly perfected, valid, security interest in our assets, and that it has certain rights in respect thereof.

We have determined in the prudent exercise of our business judgment to cease our business operations and executed a Voluntary Surrender Agreement with Castlerigg, pursuant to which we have surrendered substantially all of our assets to it. The Agreement is dated November 24, 2009, and we have determined that it became effective upon our receipt of Castlerigg's signature on November 30, 2009.

Effective November 30, 2009, our Chief Executive Officer, David Skinner, entered into a 60-day Consulting Agreement with Castlerigg to assist it in the disposition of our assets. Mr. Skinner has agreed to use his best efforts to identify and locate buyers for the assets and to recommend whatever method of sale, whether public or private, that he deems to be the most beneficial for generating the highest possible sale price. Mr. Skinner shall be compensated with commissions, as follows:

           Gross Amount of Sale Price                Commission Amount
           --------------------------                -----------------

                  $0 - $100,000                              0%

                  $100,001 - $350,000                        $2,000

                  $350,001 - above                            4.5%

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are filed with this report:

    Exhibit Number                   Description

    10.17                            Voluntary Surrender Agreement
    10.18                            Consulting Agreement



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2009                      AMISH NATURALS, INC.

                                             /s/ DAVID SKINNER, SR.
                                             ----------------------
                                             David Skinner, Sr.
                                             Chief Executive Officer




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